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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 7, 2006

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

             Texas                      0-19797                74-1989366
           (State of                (Commission File          (IRS Employer
         incorporation)                 Number)          Identification Number)

                                  550 Bowie St.
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 of the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

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ITEM 7.01      REGULATION FD DISCLOSURE

On November 7, 2006, the Company issued a press release announcing that its Board of Directors has authorized the addition of $100 million to its stock repurchase program. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

        99.1 Press release dated November 7, 2006, regarding the stock repurchase program.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHOLE FOODS MARKET, INC.


Date: November 7, 2006                          By: /s/ Glenda Chamberlain
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                                                    Glenda Chamberlain
                                                    Executive Vice President and
                                                    Chief Financial Officer

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